Property, Plant and Equipment	12 Months Ended
Jun. 30, 2026
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, plant and equipment

	SA Rand
Figures in million	2026	2025 Restated[1]
Mining assets[1]	67 578	33 992
Mining assets under construction	22 418	8 712
Undeveloped properties	1 214	4 341
Other non-mining assets	647	588
Total property, plant and equipment	91 857	47 633
Mining assets

Accounting policy
Mining assets, including mine development costs and mine plant facilities, are initially recorded at cost, whereafter they are measured at cost less accumulated depreciation and impairment. Costs include expenditure that is directly attributable to the acquisition of the items. Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the group and the cost of the item can be measured reliably.
The net assets of operations placed on care and maintenance are impaired to their recoverable amount. Expenditure on the care and maintenance of these operations is charged against income, as incurred. Mineral and surface use rights represent mineral and surface use rights for parcels of land, both owned and not owned by the group.
Mineral and surface rights include acquired mineral use rights in production, development and exploration phase properties. The amount capitalised related to a mineral and surface right, either as an individual asset purchase or as part of a business combination, is the fair value at acquisition.
The group’s mineral use rights are enforceable regardless of whether proved or probable reserves have been established. In certain limited situations, the nature of use changes from an exploration right to a mining right upon the establishment of proved and probable reserves. The group has the ability and intent to renew mineral use rights where the existing term is not sufficient to recover all identified and valued proved and probable reserves and/or undeveloped mineral interests.
Depreciation
Depreciation of mining assets is computed principally by the units-of-production method over life-of-mine based on estimated quantities of economically recoverable proved and probable reserves, which can be recovered in future from known mineral deposits.
Mineral rights associated with production phase mineral interests are amortised over the life-of-mine using the units-of-production method in order to match the amortisation with the expected underlying future cash flows.
Impairment
Testing for impairment is done in terms of the group policy as discussed in note 2.5.
Scrapping of assets
Where significant adverse changes have taken place relating to the useful life of an asset, that asset is tested for impairment in terms of the group policy as discussed in note 2.5. Whether or not an impairment is recognised, it is then necessary to review the useful lives and residual values of the assets within the CGU – this is reviewed at least annually. Where necessary, the useful lives and residual values of the individual assets are revised.
Where the useful life of an asset is nil as a result of no future economic benefit expected from the use or disposal of that asset, it is necessary to derecognise the asset. The loss arising from the derecognition is included in profit or loss in the period in which the asset was derecognised.
Stripping activities
The removal of overburden and other mine waste materials is often necessary during the initial development of an opencast mine site, in order to access the mineral ore deposit. The directly attributable cost of this activity is capitalised in full within mining assets under construction, until the point at which the mine is considered to be capable of commercial production. The removal of waste material after the point at which a mine is capable of commercial production is referred to as production stripping.
When the waste removal activity improves access to ore extracted in the current period, the costs of production stripping are charged to the income statement as operating costs in accordance with the principles of IAS 2 Inventories.
Where production stripping activity both produces inventory and improves access to ore in future periods the associated costs of waste removal are allocated between the two elements. The portion which benefits future ore extraction is capitalised within stripping and development capital expenditure. If the amount to be capitalised cannot be specifically identified, it is determined based on the volume of waste extracted compared to expected volume for the identified component of the orebody. Components are specific volumes of a mine’s orebody that are determined by reference to the life-of-mine plan.
In certain instances significant levels of waste removal may occur during the production phase with little or no associated production. The cost of this waste removal is capitalised in full.
14Property, plant and equipment continued
Mining assets continued

Accounting policy continued
All amounts capitalised in respect of waste removal are depreciated using the units-of-production method based on proved and probable ore reserves of the component of the orebody to which they relate.
The effects of changes to the life-of-mine plan on the expected cost of waste removal or remaining reserves for a component are accounted for prospectively as a change in estimate.

Critical accounting estimates and judgements – Mineral Reserves and Resources
Mineral reserves and resources are estimates of the amount of mineral content that can be economically and legally extracted from the group’s properties. In order to calculate the mineral reserves and resources, estimates and assumptions are required about a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, commodity prices and exchange rates. Estimating the quantities and/or grade of the reserves and resources requires the size, shape and depth of the orebodies to be determined by analysing geological data such as the logging and assaying of drill samples. This process may require complex and difficult geological judgements and calculations to interpret the data.
Because the economic assumptions used to estimate the mineral reserves and resources change from year to year, and because additional geological data is generated during the course of operations, estimates of the mineral reserves and resources may change from year to year.
Changes in the reserves and resources may affect the group’s financial results and financial position in a number of ways, including:
•Asset carrying values may be affected due to changes in estimated cash flows
•Scrapping of assets to be recorded in the income statement following the derecognition of assets as no future economic benefit expected
•Depreciation and amortisation charged in the income statement may change as they are calculated on the units-of-production method
•Environmental provisions may change as the timing and/or cost of these activities may be affected by the change in mineral reserves
•Useful life and residual values may be affected by the change in mineral reserves.
At the end of each financial year, the estimate of proved and probable mineral reserves and resources is updated. Depreciation of mining assets is prospectively adjusted, based on these changes.

Critical accounting estimates and judgements – production start date
Various relevant criteria are considered in order to assess when the mine is substantially complete and ready for its intended use and moves into the production phase. Some of the criteria would include but are not limited to the following:
•The level of capital expenditure compared to the total project cost estimates
•The ability to produce the commodity in a saleable form (where more than an insignificant amount of the commodity has been produced)
•The ability to sustain the ongoing production of the commodity.

Critical accounting estimates and judgements – stripping activities
The determination of the volume of waste extracted and the expected volume for the identified component of the orebody is dependent on an individual mine’s design and life-of-mine plan and therefore changes to the design or life-of-mine plan will result in changes to these estimates. Identification of the components of a mine’s orebody is made by reference to the life-of-mine plan.
The assessment depends on a range of factors including each mine’s specific operational features and materiality.

Critical accounting estimates and judgements – impairment of assets
The recoverable amount of mining assets is generally determined utilising real discounted future cash flows (post tax). No material difference in recoverable amounts is expected should real future cash flows be discounted on a pre-tax basis. Management also considers such factors as the quality of the individual orebody, market risk, asset-specific risks and country risk in determining the fair value.
Key assumptions for the calculations of the mining assets’ recoverable amounts are the commodity prices, resource values, market discount rates, exchange rates and the annual life-of-mine plans. In determining the commodity prices and resource values to be used, management assesses the views of several reputable institutions on commodity prices and based on this, derives the commodity prices and resource values.
The life-of-mine plans are based on the proved and probable reserves as included in the Reserve Declaration, which are determined in terms of the South African Code for the Reporting of Exploration Results, Mineral Resources and Mineral Reserves
(SAMREC), as well as resources where management has high confidence in the orebody and economical recovery of the mineral content, based on historic and similar geological experience.
14Property, plant and equipment continued
Mining assets continued

Critical accounting estimates and judgements – impairment of assets continued
During the years under review, the group calculated the recoverable amounts (generally fair value less costs to sell) of CGUs for which indicators of impairment were identified (refer to note 5). These recoverable amounts are based on updated life-of-mine plans and the following relevant assumptions:

	2026	2025	2024
US$ gold price per ounce
– Year 1	5 016	3 105	2 258
– Year 2	4 593	2 892	2 173
– Year 3	4 024	2 604	2 049
– Year 4	3 590	2 237	1 772
– Long term (Year 5 onwards)	2 915	2 237	1 772
US$ copper price per pound
– Year 1	5.73	n/a	n/a
– Year 2	5.48	n/a	n/a
– Year 3	5.31	n/a	n/a
– Year 4	5.07	n/a	n/a
– Long term (Year 5 onwards)	4.78	n/a	n/a
US$ silver price per ounce
– Year 1	78.26	n/a	n/a
– Year 2	67.32	n/a	n/a
– Year 3	55.68	n/a	n/a
– Year 4	48.48	n/a	n/a
– Long term (Year 5 onwards)	38.90	n/a	n/a
Rand gold price (R/kg)
– Year 1	2 675 000	1 792 000	1 335 000
– Year 2	2 454 000	1 639 000	1 255 000
– Year 3	2 185 000	1 508 000	1 209 000
– Year 4	1 988 000	1 334 000	1 040 000
– Long term (Year 5 onwards)	1 650 000	1 334 000	1 040 000
Exchange rate (R/US$)
– Year 1	16.59	17.95	18.39
– Year 2	16.62	17.63	17.96
– Year 3	16.89	18.01	18.36
– Year 4	17.22	18.54	18.26
– Long term (Year 5 onwards)	17.60	18.54	18.26
Gold resources multiples (US$/oz) (Underground resources)
Measured	16.50	n/a	16.50
Indicated	9.00	n/a	9.00
Inferred	3.60	n/a	3.60
Copper resources multiples (US$/lb)
Inferred	0.21	n/a	n/a
Zinc resources multiples (US$/lb)	0.06	n/a	n/a
The recoverable amount of mining assets is determined utilising real discounted future cash flows. Certain CGUs’ recoverable amounts included resource multiple valuations (which is a market-based valuation technique) in the case of undeveloped properties and certain resource bases. For the 2026 and 2024 financial years, the recoverable amounts of Target North and Doornkop's
Kimberley Reef have been determined using the resource multiple valuations. Refer to note 5 for more information regarding CGUs tested for impairment. In 2025, the CGUs to which the resource bases are attributed to were not tested for impairment, nor were the undeveloped properties.
14Property, plant and equipment continued
Mining assets continued

Critical accounting estimates and judgements – impairment of assets continued
One of the most significant assumptions that influence the group's operations' life-of-mine plans, and therefore the impairment assessment, is the expected commodity prices. Management continues to differentiate between short-, medium- and long-term assumptions used in the models. The long-term price was determined as part of the annual budgeting process and is used as the cut-off price for calculating Mineral Reserves included in the declaration of Mineral Resources and Reserves in terms of SAMREC.
Due to the volatility experienced in commodity prices during the financial year, management opted to further differentiate between short-, medium- and long-term assumptions used in recoverable amount calculations. The medium-term assumptions have been extended to cover year 2 to 4 (previously year 2 and 3), before the long-term assumptions are applied from year 5 onwards
(previously from year 4 onwards).
The discounted cash flow models include the estimated production cost and carbon tax savings arising from the rollout of
Harmony's renewable energy programme.
During the current year, post-tax real discount rate used for South African CGUs tested for impairment and reversal of impairments ranged between 11.3% (2025: 11.2%) and 13.0% (2025: 12.4%) were used to determine the recoverable amounts of the CGUs tested, while the real post-tax discount rate used for the CSA CGU and Eva Copper was 7.6% and 8.1% respectively. In 2024, the post-tax real discount rates of 10.7% and 12.2% were used to determine the recoverable amounts for the Doornkop and Target 1
CGUs, respectively. No material difference in recoverable amounts is expected should future cash flows be discounted on a pre-tax basis. Refer to note 5 for more information regarding CGUs tested for impairment and reversal of impairment.
Cash flows used in the impairment calculations are based on life-of-mine plans which exceed five years for the majority of the mines. Cash flows from potential projects, life-of-mine extensions and residual ounces can also be included in the impairment assessment where deemed appropriate. An additional risk premium is added to the post-tax real discount rates in these instances.
Should management’s estimate of the future not reflect actual events, further impairments may be identified.
Factors affecting the estimates may include:
•Changes to proved and probable ore reserves
•Economical recovery of resources
•The grade of the ore reserves may vary significantly from time to time
•Review of strategy
•Unforeseen operational issues at the mines
•Differences between actual commodity prices and commodity price assumptions
•Changes in the discount rate and foreign exchange rates
•Changes in capital, operating mining, processing and reclamation costs
•Mines' ability to convert resources into reserves
•Potential production stoppages for indefinite periods
•The implementation of Harmony’s renewable energy programme
•Carbon tax.

Sensitivity analysis – impairment of assets
Commodity prices  – Gold
One of the most significant assumptions that influence the LOM plans and therefore impairment and reversal assessments is the expected commodity prices. Management determined reasonably possible changes in gold price assumptions of a 5.5% decrease
(2025: 10.8%) and 29.9% increase (2025: 29.1% ). These changes were based on determining reasonably possible adjusted long-
term US$ gold price assumptions using the standard deviation of market analysts’ forecasted long-term US$ gold price assumptions. These reasonably possible adjusted long-term US$ gold price forecasts were then compared to Harmony's long-term
US$ gold price assumption. These reasonable possible changes in assumptions would not change the conclusions reached regarding the recognition of impairments or reversal of impairments. The quantum of the reversals are also not affected.
Commodity prices  – Copper
Management determined reasonably possible changes in copper price assumptions of an 11.2% decrease and an 11.4% increase.
These changes were based on determining reasonably possible adjusted long-term US$ copper price assumptions using the standard deviation of market analysts’ forecasted long-term US$ copper price assumptions. These reasonably possible adjusted long-term US$ copper price forecasts were then compared to Harmony’s long-term US$ copper price assumption. The increase in the copper price assumptions would have resulted in no impairments being recorded. An 11.2% decrease in the copper price assumptions (with all other variables held constant) would have resulted in a R4.4 billion post-tax impairment being recorded as at
30 June 2026 for CSA.
Production profile
In addition to the expected commodity prices in 2025, the production profiles of Target 1 and Tshepong South have also been assessed as sensitive assumptions that influence the LOM plans, and therefore the impairment assessments of these CGUs. For
Target 1, the recoverable amount was determined as R4.2 billion as at 30 June 2025. Management determined that should the production profile of Target 1 decrease by 8.6% (with all other variables held constant), this would result in the recoverable amount being equal to the post-tax carrying amount of R2.1 billion as at 30 June 2025.
For Tshepong South, the recoverable amount was determined as R3.3 billion as at 30 June 2025. Management determined that should the production profile of Tshepong South decrease by 5.3% (with all other variables held constant), this would result in the recoverable amount being equal to the post-tax carrying amount of R2.3 billion as at 30 June 2025.
14Property, plant and equipment continued
Mining assets continued

Critical accounting estimates and judgements – impairment of assets continued
Production profile continued
The production profiles of the other CGUs tested for impairment are not considered to be sensitive assumptions. This is based on the fact that a 15.0% decrease in these production profiles (with all other variables held constant) would not result in any impairments being recognised as at 30 June 2025.
The production profiles of all CGUs are not considered to be sensitive assumptions as at 30 June 2026.

The movement in the mining assets is as follows:

	SA Rand
Figures in million	2026	2025 Restated[1]
Cost
Balance at beginning of year	87 546	79 099
Fully depreciated assets no longer in use derecognised (a)	(19)	(487)
Additions	6 884	6 595
Acquisitions (a)	32 266	—
Disposals	(723)	—
Scrapping of assets (b)	(348)	(532)
Adjustment to rehabilitation asset (c)	336	519
Transfers and other movements (d)	1 332	4 181
Translation	(3 870)	(1 829)
Balance at end of year	123 404	87 546
Accumulated depreciation and impairments
Balance at beginning of year[1]	53 554	50 715
Fully depreciated assets no longer in use derecognised	(19)	(487)
Reversal of impairment of assets (e)	(2 144)	—
Disposals	(478)	—
Scrapping of assets (b)	(233)	(362)
Depreciation (f)[1]	7 295	4 895
Translation	(2 149)	(1 207)
Balance at end of year	55 826	53 554	53 554
Net carrying value	67 578	33 992
[1]Refer to note 38 for further detail on restatement.
(a)The R32.3 billion movement relates to mining assets acquired as part of the MAC Copper acquisition. Refer to note 13 for further details.
(b)Refer to note 8 for the total loss on scrapping recognised. This relates primarily to the derecognition of mining assets that were no longer expected to provide future economic benefits.
(c)Refer to note 24 for details on the adjustment to the rehabilitation asset.
(d)During the 2026 year an amount of R1.2 billion (2025: R1.1 billion) was transferred to mining assets at Hidden Valley. This related to ongoing mining development costs. During the 2025 year the Doornkop 207 Level and Kareerand Tailings Storage
Facility projects were completed and amounts of R643 million and R1.7 billion, respectively, were transferred to mining assets.
(e)During the period, the group recognised a reversal of previously recognised impairment losses in respect of the Tshepong
North, Tshepong South, Kusasalethu and Doornkop CGUs. Refer to note 5 for details.
(f)Depreciation includes capitalised depreciation. Refer to note 5 for further detail on depreciation.
Stripping activities
Included in the balance for mining assets is an amount of R1.1 billion (2025: R886 million) relating to Kalgold and R1.9 billion
(2025: R2.4 billion) relating to Hidden Valley. Depreciation of R42 million (2025: R58 million) and R1.1 billion (2025: R1.1 billion)
was recorded for Kalgold and Hidden Valley respectively.
Mining assets under construction

Accounting policy
At the group’s surface mines, when it has been determined that a mineral property can be economically developed as a result of establishing proved and probable reserves, costs incurred to develop the property are capitalised as incurred until the mine is considered to have moved into the production phase. These costs include costs to further delineate the orebody and remove overburden to initially expose the orebody.
At the group’s underground mines, all costs incurred to develop the property, including costs to access specific ore blocks or other areas of the underground mine, are capitalised to the extent that such costs will provide future economic benefits. These costs include the cost of shaft sinking and access, the costs of building access ways, lateral development, drift development, ramps, box cuts and other infrastructure development.
Where a depreciable asset is used in the construction or extension of a mine, the depreciation is capitalised against the mine’s cost.
Mineral interests associated with development and exploration phase mineral interests are not amortised until such time as the underlying property is converted to the production stage.
Capitalisation of pre-production costs ceases when commercial levels of production are reached. Commercial levels of production are discussed under “production start date” above.

The movement in the mining assets under construction is as follows:

	SA Rand
Figures in million	2026	2025
Cost
Balance at beginning of year	9 381	8 172
Additions (a)	11 364	5 434
Finance costs capitalised (b)	130	148
Transfers and other movements (c)	1 653	(4 131)
Translation	(76)	(242)
Balance at end of year	22 452	9 381
Accumulated impairments
Balance at beginning of year	669	670
Reversal of impairment of assets[1]	(635)	—
Translation	—	(1)
Balance at end of year	34	669
Net carrying value	22 418	8 712
[1]Relates to Tshepong North Sub 75 life of mine extension. Refer to note 5 for details.
(a)The additions for 2026 mainly relates to:

	SA Rand
Figures in million	2026	2025
Hidden Valley	1 624	1 215
Zaaiplaats (Moab Khotsong)	1 182	962
Doornkop 212 Level	449	303
CSA mine	1 047	—
Mponeng LOM Extension Project	1 117	890
Eva Copper Project[1]	4 640	807
Sungazer 2 Project (Moab Khotsong)	716	1 004
Mispah Pump Station	357	203
[1]See discussion on developments on the project below.
(b)Refer to note 10 for further detail on the capitalisation rate applied.
(c)Relates to R2.9 billion undeveloped properties of the Eva Copper Project which were transferred to assets under construction following the approval of the final investment decision.
14Property, plant and equipment continued
Mining assets under construction continued
Eva Copper developments
During the year, development of the Eva Copper Project continued following the approval of the final investment decision by the board in November 2025. The project progressed from feasibility and early works activities into the implementation phase, with construction and development activities continuing across key project infrastructure.
Key activities undertaken during the year included advancement of process plant infrastructure, site accommodation facilities, access roads and other supporting infrastructure, as well as the commencement of pre-mining activities. Expenditure directly attributable to the development of the project has been capitalised within assets under construction, as future economic benefits are expected to be realised from the project.
Wafi-Golpu development
Capitalisation of certain project expenses on Wafi-Golpu was halted from 1 July 2019 following delays in the permitting of the project (refer to note 20). All ongoing expenses since were for holding purposes and did not result in future economic benefits.
These have been included in exploration expenditure in the income statement and amounted to R20 million (2025: R23 million) for the year.
Undeveloped properties

Accounting policy
Undeveloped properties are initially recognised at cost, which is generally based on the fair value of resources obtained through acquisitions. The carrying values of these properties are tested for impairment or reversal of previously recognised impairment when an indicator is identified. Once development commences, these properties are transferred to mining assets and accounted for in accordance with the related accounting policy.

Critical accounting estimates and judgements – exploration and evaluation assets
The recoverability of exploration and evaluation assets is assessed when indicators for impairment or reversal of previously recognised impairment has been identified. The balances assessed include undeveloped properties and assets under construction.
Significant judgement is required as to whether an area of activity is to be carried forward on the balance sheet, or written off through the identification of areas of activity which have not yet reached a stage that permits a reasonable assessment of the existence of economically recoverable reserves, where there is no continuing significant activity plan in relation to the area.

The movement in the undeveloped properties is as follows:

	SA Rand
Figures in million	2026	2025
Cost
Balance at beginning of year	8 608	8 743
Transfers and other movements	(2 960)	—
Translation	(167)	(135)
Balance at end of year	5 481	8 608
Accumulated depreciation and impairments
Balance at beginning of year	4 267	4 268
Translation	—	(1)
Balance at end of year	4 267	4 267
Net carrying value	1 214	4 341
Undeveloped properties comprise the Target North and Wafi-Golpu Project. For further details regarding the permitting process and other developments of the Wafi-Golpu Project, refer to note 20. The transfer of R2.9 billion relates to the Eva Copper Project undeveloped properties, which were transferred to assets under construction following the approval of the final investment decision.
The carrying value of the undeveloped properties are as follows:

	SA Rand
Figures in million	2026	2025
Target North	888	888
Wafi-Golpu Project	326	336
Eva Copper Project	—	3 117
Total undeveloped properties	1 214	4 341
Other non-mining assets

Accounting policy
Land is shown at cost and not depreciated. Other non-mining fixed assets are shown at cost less accumulated depreciation and accumulated impairment losses. Other non-mining fixed assets are depreciated on a straight-line basis over their estimated useful lives as follows:
•Vehicles at 20% per year
•Computer equipment at 33.3% per year.
The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

The movement in the non-mining assets is as follows:

	SA Rand
Figures in million	2026	2025
Cost
Balance at beginning of year	1 286	1 116
Transfers and other movements	—	(32)
Fully depreciated assets no longer in use derecognised	—	(1)
Additions	218	204
Translation	—	(1)
Balance at end of year	1 504	1 286
Accumulated depreciation and impairments
Balance at beginning of year	698	629
Fully depreciated assets no longer in use derecognised	—	(1)
Depreciation	160	71
Translation	(1)	(1)
Balance at end of year	857	698
Net carrying value	647	588